FORM 8-K

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) April 12, 2002

                        NEUROTECH DEVELOPMENT CORPORATION
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             (Exact name of registrant as specified in its charter)

                 DELAWARE               0-15179           06-1100063
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      (State or other jurisdiction    (Commission)     (I.R.S. employer
            of incorporation)         file number)    identification no.)

           10 Cedar Swamp Road, Glen Cove, New York         11542
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           (Address of principal executive offices)       (Zip code)

        Registrant's telephone number, including area code (516) 671-2400

                                       N/A
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          (Former name or former address, if changed since last report)


Items 1 through 3 and Items 5 through 9 are not included in this report because they are not applicable.

Item 4. CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANT


(a) On April 12, 2002, Neurotech Development Corporation (the "Company") engaged BDO Shanghai Zhonghua ("BDO") as its independent auditors to replace Weaver and Tidwell LLP of Fort Worth ("Weaver"), who was dismissed by the Company on such date.

The decision to change independent auditors was approved by the Company's Board of Directors.

The reports of Weaver on the Company's financial statements within the two most recent fiscal years or any subsequent interim period did not contain adverse opinions or disclaimers of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. However, the reports of Weaver on the Company's financial statements for the fiscal years ended June 30, 2001 and June 30, 2000 included going concern stipulations.

During the Company's two most recent fiscal years and in any subsequent interim period preceding Weaver's dismissal, there were no disagreements ("Disagreements") as defined in Item 304(a)(1)(iv) and the instructions to Item 304 of Regulation S-K, as amended, promulgated by the Securities and Exchange Commission ("Regulation S-K") with Weaver on any matters of accounting principles or practices, financial statement disclosure, or auditing scope and procedure which, if not resolved to the satisfaction of Weaver, would have caused Weaver to make reference to the subject matter of the Disagreements in its reports. In addition, during the Company's two most recent fiscal years and in any subsequent interim period preceding Weaver's dismissal, there were no reportable events ("Reportable Events") as defined in Item 304(a)(1)(v) of Regulation S-K.

The Company has requested that Weaver furnish it with a letter addressed to the Securities and Exchange Commission, stating whether it agrees with the above statements, a copy of which is attached as an exhibit.

(b) On April 12, 2002, the Company engaged BDO as it independent auditors. At no time preceding April 12, 2002 has the Company (or anyone on behalf of the Company) consulted with BDO on matters regarding (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements, or (ii) any matter that was the subject of a Disagreement with Weaver or a Reportable Event.




                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 NEUROTECH DEVELOPMENT CORPORATION
Dated:  April 12, 2002

                                 By:    /S/ Bernard Artz
                                        -------------------------------------
                                 Name:  Bernard Artz
                                 Title: Chairman and Chief Financial Officer